American United Life
Pooled Equity Fund B

R. STEPHEN RADCLIFFE
                Chairman of the Board of Managers,
                Executive Vice President, AUL
RONALD D. ANDERSON
                Director,Board of Managers;
                Professor, Kelley School of Business,
                Indiana University, Indianapolis, Indiana
DONALD J. STUHLDREHER
                Director, Board of Managers;
                Former President,The Huntington Company
JAMES W. MURPHY,
                Director, Board of Managers;
                Former Senior Vice President, Corporate Finance, AUL ALPHA C. BLACKBURN
                Director, Board of Managers;
                President and Chief Executive Officer,
                Blackburn Architects, Inc.

THOMAS M. ZUREK
                Secretary to the Board; General Counsel, AUL
JOHN C. SWHEAR
                Assistant Secretary to the Board; Senior Counsel, AUL

CUSTODIAN
National City Bank      Indianapolis, Indiana

LEGAL COUNSEL
Ice Miller      Indianapolis, Indiana

INVESTMENT MANAGER
American United Life
Insurance Company      Indianapolis, Indiana
G. David Sapp, Senior Vice President, Investments

This Report and the financial statements contained herein are for the general information of the Participants.

American
United
Life
Pooled
Equity
Fund B

Annual Report
as of
December 31, 2002

American  United Life Insurance Company
A Message
From
The Chairman of the Board
of Managers

To All Participants in American United Life
Pooled Equity Fund B

Once again, this past year held many unwelcome surprises for investors. At the beginning of 2002, most economists were predicting a slow, steady recovery for the United States economy, which would provide a positive backdrop for the stock market. Instead, economic activity tended to be erratic during the year with expectations for subdued growth continuing into 2003. Investor confidence was shaken repeatedly during the year as a result of corporate scandals and bankruptcy announcements. In addition, international issues have increased the challenges with a possible war with Iraq looming on the horizon, North Korea threatening to restart its nuclear weapons program and the risk of terrorism lingering throughout the world.

Not surprisingly, this host of events had a negative impact on the stock market. For the third consecutive year, major equity indices reported losses something that hasnt happened in sixty years.

Weakness in stocks promoted many investors to seek the relative safety of bonds. This increased demand for bonds, combined with continued interest rate cuts by the Federal Reserve, helped produce postive absolute returns for bond funds. According to Lipper, Inc., a global leader in supplying mutual fund information, domestic taxable bond funds earned an average return of 6.0% during 2002, compared with a loss of 22.4% for diversified U.S. stock funds.

As we begin 2003, we are encouraged by some of the indicators that are beginning to emerge. Underlying economic strengths include job growth in small businesses, low inventories, widening profit margins, and growing corporate profits. It is hoped these factors will result in increased corporate investment. That, along with continued consumer spending, will be vital to future economic growth and hopefully an end to the bear market that has engulfed stocks since 2000.

Investment  performance  for the American United Life Pooled Equity Fund B (Fund
B) during calendar 2002 was -9.6% compared to even larger declines for the major equity benchmarks. This performance is net of investment advisory fees. We encourage your careful review of the comments of the Portfolio Manager on the following page.

In closing, American United Life Insurance Company remains committed to serving your investment needs. We appreciate your continued confidence and support.

                                           \s\R. Stephen Radcliffe
                                              R. Stephen Radcliffe
                                              Chairman of the Board of Managers

Indianapolis,  Indiana
January  31,  2003

A  Message
From
Kathryn  Hudspeth,
Portfolio  Manager
of Fund B

Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value style in selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

An improvement in the stock market, which we were all hoping for, failed to materialize during 2002. Despite several rallies that occurred during the year, each period was short-lived, with the major equity indices subsequently falling to new lows. A combination of corporate scandals, weak economic growth and disappointing corporate profits pummeled the stock market. Sadly, the S&P 500, a commonly used stock index, declined 22.1% during 2002, its worst performance since 1974. The NASDAQ Composite fell over 30% during the year and closed 74% off its record highs set in March 2000. Based on the dismal returns experienced last year, the major equity indices have now lost ground for three consecutive years, an event that has not occurred since 1939-1941.

Fund B experienced a decline of 9.6% in 2002. Although we never like to report negative returns, this Portfolio outperformed the average U.S. stock fund, which experienced a loss of 22.4% during the year, by a wide margin and the major equity indices, which also posted significant losses. This Portfolio continued to benefit from its value focus, as value investing outperformed growth investing during the year. The Russell 3000 Value Index (an index that measures the performance specifically of value stocks) declined 15.2% during 2002.

The Portfolio benefited from its heavy weighting in apparel names that experienced positive advances during the year. Several consumer discretionary stocks and selected metal companies also provided a boost to returns. At the same time, the Portfolio avoided potential landmines by being underweighted in the telecommunication services and utilities sectors, areas that substantially underperformed the market last year.

U.S. investors have now endured a three-year period where stocks have materially underperformed their long-term average returns and underperformed other major asset classes. We strongly believe this phenomenon will not continue forever. A four-year succession of losses is a rare event, happening only once in the twentieth century, from 1929-1932. Due to some positive economic information that is beginning to surface, the potential positive impact from the Presidents economic stimulus plan, and lower valuations for many stocks, it is hoped that the painful bear market we have experienced will finally come to a close and the stage will be set for a better investment environment going forward.

American United Life Pooled Equity Fund B

      Average Annual Total Returns for the period ended December 31, 2002

                                         Fund B         S&P 500

One Year                                  -9.6%          -22.1%
Five Years                                 3.8%           -0.6%
Ten Years                                 10.5%            9.3%
Value of a hypothetical $10,000
investment made 12/31/92                $27,160         $24,392

The charts above show Fund B Portfolios total returns, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. Investors cannot directly invest in an index. S&P 500 is a registered trademark of Standard & Poors Corporation.

Performance numbers are net of all portfolio operating expenses. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the Fund) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                   /s/PricewaterhouseCoopers LLP


Indianapolis, Indiana
January 31, 2003

                   American United Life Pooled Equity Fund B
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002

Assets:
Investments at value (cost:  $3,570,287)
Common stock                                                   $       3,422,229
Moneymarket mutual funds                                                 196,944

Dividends and interest receivable                                          4,108

        Total assets                                                   3,623,281


Liabilities:                                                                   0


Net assets:                                                    $       3,623,281



Units outstanding                                                        196,619



Accumulation unit value                                        $           18.43





    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                            STATEMENT OF OPERATIONS
                      for the year ended December 31, 2002

Net investment income:
Income
     Dividends and interest                                    $         67,193

                                                                         67,193


Expenses
     Investment management services                                      13,098
     Mortality and expense charges                                       39,293

                                                                         52,391


          Net investment income                                          14,802


Gains (losses) on investments:
 Net realized gains (losses)                                            392,974
 Net change in unrealized appreciation (depreciation)                  (791,467)

          Net gain (loss)                                              (398,493)


Increase (decrease) in net assets from operations              $       (383,691)




    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    Year ended      Year ended
                                                   Dec. 31, 2002   Dec. 31, 2001


Operations:
  Net investment income                            $      14,802   $     30,489
  Net realized gain                                      392,974        486,813
  Net change in unrealized appreciation (depreciation)  (791,467)        23,908

        Increase in net assets from operations          (383,691)       541,210


Changes from contract owner transactions:
  Payments for units withdrawn                          (933,568)    (2,274,115)

        Decrease                                        (933,568)    (2,274,115)


Net decrease in net assets                            (1,317,259)    (1,732,905)
Net assets at beginning year                           4,940,540      6,673,445

Net assets at end of year                          $   3,623,281   $  4,940,540



Units withdrawn                                          (45,638)      (117,558)


Net decrease in units outstanding                        (45,638)      (117,558)
Units outstanding at beginning of year                   242,257        359,815

Units outstanding at end of year                         196,619        242,257





    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
                                                                         Market
        Description                                     Shares            Value


Common Stock (94.6%)
  Aerospace (4.6%)
    Boeing Co.                                           3,000      $     98,970
    Precision Castparts Corp.                            2,800            67,900

                                                                         166,870

  Apparel (10.6%)
    Columbia Sportswear Co.*                               400            17,768
    Kellwood Co.                                         3,600            93,600
    Liz Claiborne, Inc.                                  3,450           102,293
    Reebok International*                                3,850           113,190
    Wolverine World Wide, Inc.                           3,800            57,418

                                                                         384,269

  Automotive & Auto Parts (8.4%)
    Carlisle Companies, Inc.                             3,000           124,140
    Ford Motor Co.                                       4,300            39,990
    TBC Corp.*                                          11,600           139,316

                                                                         303,446

  Banks & Financial Services (7.8%)
    Bank One Corp.                                       3,132           114,477
    Citigroup, Inc.                                      2,136            75,166
    Washington Mutual, Inc.                              2,732            94,336

                                                                         283,979

  Cement & Aggregates (2.4%)
    Lafarge North America, Inc.                          2,600            85,410

                                                                          85,410

  Chemicals (1.7%)
    Dow Chemical                                         2,100            62,370

                                                                          62,370

  Computer Hardware & Software (6.8%)
    Autodesk, Inc.                                       7,200           102,960
    Hewlett-Packard Co.                                  5,998           104,125
    International Business Machines Corp.                  500            38,750

                                                                         245,835



*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2002
                                                                         Market
        Description                                     Shares            Value


Common Stock (94.6%), continued
  Electrical Equipment & Electronics (6.2%)
    American Power Conversion*                           5,200      $     78,780
    Baldor Electric Co.                                  5,240           103,490
    Kemet Corp.*                                         4,950            43,263

                                                                         225,533

  Furniture (4.2%)
    Furniture Brands International, Inc.*                1,500            35,775
    Kimball International, Inc. Class B                  2,500            35,625
    La Z Boy, Inc.                                       3,350            80,333

                                                                         151,733

  Health Care & Pharmaceuticals (3.7%)
    McKesson Corp.                                       2,550            68,927
    Schering-Plough Corp.                                2,900            64,380

                                                                         133,307

  Housing (2.6%)
    Fleetwood Enterprises, Inc.*                         5,000            39,250
    Toll Brothers, Inc.*                                 2,800            56,560

                                                                          95,810

  Manufacturing (3.7%)
    Crane Co.                                            2,600            51,818
    Trinity Industries                                   4,300            81,528

                                                                         133,346
  Metals & Mining (5.3%)
    AK Steel Holding Corp.*                              2,850            22,800
    ALCOA, Inc.                                          3,250            74,035
    Cleveland Cliffs, Inc.*                              2,250            44,663
    Phelps Dodge Corp.*                                  1,550            49,058

                                                                         190,556

  Oil & Oil Services (7.2%)
    Royal Dutch Petroleum Co.                            1,900            83,638
    Tidewater, Inc.                                      3,000            93,300
    Valero Energy Corp.                                  2,250            83,115

                                                                         260,053


*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2002
                                                                         Market
        Description                                     Shares            Value


Common Stock (94.6%), continued
  Paper and Forest Products (2.3%)
    Wausau-Mosinee Paper Corp.                           7,400      $     83,028

                                                                          83,028

  Restaurants (3.3%)
    Outback Steakhouse, Inc.                             2,550            87,822
    Ryans Family Steak Houses, Inc.*                     2,800            31,780

                                                                         119,602

  Retail (2.7%)
    BJs Wholesale Club, Inc.*                              600            10,980
    Longs Drug Stores, Inc.                              4,100            85,034

                                                                          96,014

  Telecommunication Services & Equipment (5.4%)
    Scientific-Atlanta, Inc.                             5,400            64,044
    Sprint Corp. (FON Group)                             4,350            62,988
    Telefonos de Mexico Class L  Sponsored ADR           2,100            67,158

                                                                         194,190

  Transportation (3.9%)
    Alexander & Baldwin, Inc.                            3,000            77,370
    Norfolk Southern Corp.                               3,250            64,968

                                                                         142,338

  Miscellaneous (1.8%)
    Brunswick Corp.                                      3,250            64,540

                                                                          64,540

        Total common stock (cost: $3,373,343)                          3,422,229

Money Market Mutual Funds (5.4%)
  Armada Money Market Fund                               40,160           40,160
  Dreyfus Cash Management                                75,700           75,700
  Merrill Lynch Institutional Fund                       81,084           81,084

        Total money market mutual funds (cost: $196,944)                 196,944


Total Investments (cost: $3,570,287)                                $  3,619,173

*does not pay cash dividends
Percentages shown are based on total investments at market value.
    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities. As of May 1, 2000, AUL stopped accepting contributions or transfers into Fund B. Investments are valued at closing prices for those securities traded on organized exchanges or listed on the NASDAQ National Market System, and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis. Dividends are included in income as of the ex-dividend date. Interest income is accrued daily. Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of Fund B, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund changed its method for computing total return in 2002 to include mortality and expense risk charges. The Fund also adjusted previous years total return to reflect this change.

2. Revision
Total return for Fund B as presented in the Financial Highlights is computed as the total change in the accumulation unit value during each of the five years presented expressed as a percentage of the accumulation unit value at the beginning of the respective year. The total return statistics presented in this annual report for the years ended December 31, 2001 through 1998 are less than those reported for the same periods in prior years annual reports due to the exclusion of the effect of mortality and expense charges on total return in prior years. This change in the methodology for computing the total return statistic does not affect the accumulation unit value of Fund B for any period.

3. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the years ended December 31, 2002 and 2001 were $734,753 and $1,588,255, respectively.

4. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services (0.3%) and for mortality and expense charges (0.9%). The expense incurred during the year ended December 31, 2002 was $52,391.

5. Net Assets

Net assets as of December 31, 2002:
Proceeds  from units sold less payments
  for units withdrawn and redeemed                        $ (20,365,525)
Accumulated  net investment  income                           4,493,682
Accumulated  net realized gains                              19,446,238
Unrealized  appreciation                                         48,886

                                                          $   3,623,281

The unrealized appreciation of $48,886 consists of common stock appreciation and depreciation of $493,256 and $444,370, respectively.

                              FINANCIAL HIGHLIGHTS
Per Unit Operating Performance (for a unit outstanding for the entire year)


                                                  Year Ended December 31

                                            2002    2001    2000    1999    1998


Net investment income                     $ 0.07  $ 0.10  $ 0.23  $ 0.16 $ 0.14

Net realized and unrealized
gain (loss) on investments                 (2.03)   1.74    2.28   (0.44)  0.87



Net increase (decrease)                    (1.96)   1.84    2.51   (0.28)  1.01
Accumulation unit value:
Beginning of year                          20.39   18.55   16.04   16.32  15.31

        End of year                       $18.43  $20.39  $18.55  $16.04 $16.32


Total Return                               (9.6%)  10.0%   15.6%   (1.7%)  6.6%

Supplemental Data:

Net assets, end of period
(000)                                    $ 3,623 $ 4,941 $ 6,673 $10,471 $13,733


Ratio to Average Net
Assets:
  Expenses                                 1.20%   1.20%   1.20%   1.20%   1.20%
  Net investment income                    0.34%   0.54%   1.34%   0.97%   0.90%


Portfolio Turnover Rate                      16%     12%     19%     37%     29%

Units outstanding                            197     242     360     653     841
(in 000s)

    The accompanying notes are an integral part of the financial statements.
                                       12